                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                              446,155.98
        Available Funds:
               Contract Payments due and received in this period                                                      3,258,562.54
               Contract Payments due in prior period(s) and received in this period                                     242,370.70
               Contract Payments received in this period for next period                                                168,048.64
               Sales, Use and Property Tax payments received                                                            255,336.90
               Prepayment Amounts related to early termination in this period                                            68,820.31
               Servicer Advance                                                                                         149,265.36
               Proceeds received from recoveries on previously Defaulted Contracts                                            0.00
               Transfer from Reserve Account                                                                              9,860.01
               Interest earned on Collection Account                                                                     11,510.27
               Interest earned on Affiliated Account                                                                      3,032.15
               Proceeds from repurchase of Contracts per Contribution and
                 Servicing Agreement Section 5.03                                                                             0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                 (Substituted contract < Predecessor contract)                                                                0.00
               Amounts paid under insurance policies                                                                          0.00
               Maintenance, Late Charges and any other amounts                                                                0.00

                                                                                                               --------------------
        Total Available Funds                                                                                         4,612,962.86
        Less: Amounts to be Retained in Collection Account                                                              473,093.45
                                                                                                               --------------------
        AMOUNT TO BE DISTRIBUTED                                                                                      4,139,869.41
                                                                                                               ====================




        DISTRIBUTION OF FUNDS:
               1.   To Trustee -  Fees                                                                                        0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or
                      Servicer Advances                                                                                 242,370.70
               3.   To Noteholders (For Servicer Report immediately following
                      the Final Additional Closing Date)
                        a) Class A1 Principal and Interest                                                                    0.00
                        a) Class A2 Principal (distributed after A1 Note matures)
                             and Interest                                                                             2,936,549.89
                        a) Class A3 Principal (distributed after A1 and A2 Notes
                             mature) and Interest                                                                       182,832.00
                        b) Class B Principal and Interest                                                                71,668.84
                        c) Class C Principal and  Interest                                                               81,407.71
                        d) Class D Principal and Interest                                                                83,212.72
                        e) Class E Principal and Interest                                                                86,805.05

               4.   To Reserve Account for Requirement per Indenture Agreement
                      Section 3.08                                                                                            0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve
                      Account Distribution
                        a) Residual Interest (Provided no Restricting or
                             Amortization Event in effect)                                                               23,002.68
                        b) Residual Principal (Provided no Restricting or
                             Amortization Event in effect)                                                              116,892.06
                        c) Reserve Account Distribution (Provided no Restricting or
                             Amortization Event in effect)                                                                9,860.01
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                      Earned and Any Other Amounts                                                                      269,879.32
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                         35,388.43
                                                                                                               --------------------
        TOTAL FUNDS DISTRIBUTED                                                                                       4,139,869.41
                                                                                                               ====================

                                                                                                               --------------------
        End of Period Collection Account Balance {Includes Payments in Advance &
          Restricting Event Funds (if any)}                                                                              473,093.45
                                                                                                               ====================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                    $2,182,541.24
         - Add Investment Earnings                                                                                        9,860.01
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
         - Less Distribution to Certificate Account                                                                       9,860.01
                                                                                                               --------------------
End of period balance                                                                                                $2,182,541.24
                                                                                                               ====================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $2,182,541.24
                                                                                                               ====================

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 12, 2001


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                  Pool A                                                                     69,514,786.76
                  Pool B                                                                     13,057,878.12
                                                                                      ---------------------
                                                                                                                     82,572,664.88

Class A Overdue Interest, if any                                                                      0.00
Class A Monthly Interest - Pool A                                                               329,926.15
Class A Monthly Interest - Pool B                                                                61,974.38

Class A Overdue Principal, if any                                                                     0.00
Class A Monthly Principal - Pool A                                                            1,972,770.39
Class A Monthly Principal - Pool B                                                              754,710.97
                                                                                      ---------------------
                                                                                                                      2,727,481.36
Ending Principal Balance of the Class A Notes
                  Pool A                                                                     67,542,016.37
                  Pool B                                                                     12,303,167.15
                                                                                      ---------------------
                                                                                                                 ------------------
                                                                                                                     79,845,183.52
                                                                                                                 ==================

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
Original Face $190,972,000   Original Face $190,972,000        Balance Factor
 $       2.052136             $              14.282101              41.809890%
--------------------------------------------------------------------------------



IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                                                            0.00
                  Class A2                                                                   44,482,664.88
                  Class A3                                                                   38,090,000.00
                                                                                      ---------------------
                                                                                                                     82,572,664.88
Class A Monthly Interest
                  Class A1 (Actual Number Days/360)                                                   0.00
                  Class A2                                                                      209,068.53
                  Class A3                                                                      182,832.00

Class A Monthly Principal
                  Class A1                                                                            0.00
                  Class A2                                                                    2,727,481.36
                  Class A3                                                                            0.00
                                                                                      ---------------------
                                                                                                                      2,727,481.36
Ending Principal Balance of the Class A Notes
                  Class A1                                                                            0.00
                  Class A2                                                                   41,755,183.52
                  Class A3                                                                   38,090,000.00
                                                                                      ---------------------
                                                                                                                 ------------------
                                                                                                                     79,845,183.52
                                                                                                                 ==================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class B Notes
                             Pool A                                                           1,588,854.48
                             Pool B                                                             298,446.45
                                                                                      ---------------------
                                                                                                                       1,887,300.93

        Class B Overdue Interest, if any                                                              0.00
        Class B Monthly Interest - Pool A                                                         7,851.59
        Class B Monthly Interest - Pool B                                                         1,474.82
        Class B Overdue Principal, if any                                                             0.00
        Class B Monthly Principal - Pool A                                                       45,091.89
        Class B Monthly Principal - Pool B                                                       17,250.54
                                                                                      ---------------------
                                                                                                                          62,342.43
        Ending Principal Balance of the Class B Notes
                             Pool A                                                           1,543,762.59
                             Pool B                                                             281,195.91
                                                                                      ---------------------
                                                                                                                --------------------
                                                                                                                       1,824,958.50
                                                                                                                ====================

        ------------------------------------------------------------------------
        Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
        Original Face $4,365,000   Original Face $4,365,000    Balance Factor
        $          2.136635        $           14.282344          41.808900%
        ------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                             Pool A                                                           1,787,705.31
                             Pool B                                                             335,838.20
                                                                                      ---------------------
                                                                                                                       2,123,543.51

        Class C Overdue Interest, if any                                                              0.00
        Class C Monthly Interest - Pool A                                                         9,489.74
        Class C Monthly Interest - Pool B                                                         1,782.74
        Class C Overdue Principal, if any                                                             0.00
        Class C Monthly Principal - Pool A                                                       50,728.38
        Class C Monthly Principal - Pool B                                                       19,406.85
                                                                                      ---------------------
                                                                                                                          70,135.23
        Ending Principal Balance of the Class C Notes
                             Pool A                                                           1,736,976.93
                             Pool B                                                             316,431.35
                                                                                      ---------------------
                                                                                                                --------------------
                                                                                                                       2,053,408.28
                                                                                                                ====================

        ------------------------------------------------------------------------
        Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
        Original Face $4,910,955   Original Face $4,910,955    Balance Factor
        $           2.295374        $             14.281383          41.812810%
        ------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class D Notes
                             Pool A                                                           1,787,705.31
                             Pool B                                                             335,838.20
                                                                                      ---------------------
                                                                                                                       2,123,543.51

        Class D Overdue Interest, if any                                                              0.00
        Class D Monthly Interest - Pool A                                                        11,009.29
        Class D Monthly Interest - Pool B                                                         2,068.20
        Class D Overdue Principal, if any                                                             0.00
        Class D Monthly Principal - Pool A                                                       50,728.38
        Class D Monthly Principal - Pool B                                                       19,406.85
                                                                                      ---------------------
                                                                                                                          70,135.23
        Ending Principal Balance of the Class D Notes
                             Pool A                                                           1,736,976.93
                             Pool B                                                             316,431.35
                                                                                      ---------------------
                                                                                                                --------------------
                                                                                                                       2,053,408.28
                                                                                                                ====================

        ------------------------------------------------------------------------
        Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
        Original Face $4,910,955   Original Face $4,910,955    Balance Factor
        $           2.662922       $              14.281383          41.812810%
        ------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                             Pool A                                                           1,787,705.31
                             Pool B                                                             335,838.20
                                                                                      ---------------------
                                                                                                                       2,123,543.51

        Class E Overdue Interest, if any                                                              0.00
        Class E Monthly Interest - Pool A                                                        14,033.49
        Class E Monthly Interest - Pool B                                                         2,636.33
        Class E Overdue Principal, if any                                                             0.00
        Class E Monthly Principal - Pool A                                                       50,728.38
        Class E Monthly Principal - Pool B                                                       19,406.85
                                                                                      ---------------------
                                                                                                                          70,135.23
        Ending Principal Balance of the Class E Notes
                             Pool A                                                           1,736,976.93
                             Pool B                                                             316,431.35
                                                                                      ---------------------
                                                                                                                --------------------
                                                                                                                       2,053,408.28
                                                                                                                ====================

        ------------------------------------------------------------------------
        Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
        Original Face $4,910,955   Original Face $4,910,955    Balance Factor
         $          3.394415        $             14.281383          41.812810%
        ------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
        Beginning Residual Principal Balance
                             Pool A                                                     2,979,016.01
                             Pool B                                                       559,556.77
                                                                                      ---------------
                                                                                                                     3,538,572.78

        Residual Interest - Pool A                                                         18,394.86
        Residual Interest - Pool B                                                          4,607.82
        Residual Principal - Pool A                                                        84,547.30
        Residual Principal - Pool B                                                        32,344.76
                                                                                      ---------------
                                                                                                                       116,892.06
        Ending Residual Principal Balance
                             Pool A                                                     2,894,468.71
                             Pool B                                                       527,212.01
                                                                                      ---------------
                                                                                                                ------------------
                                                                                                                     3,421,680.72
                                                                                                                ==================


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                               35,388.43
         - Servicer Advances reimbursement                                                                             242,370.70
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                             269,879.32
                                                                                                                ------------------
        Total amounts due to Servicer                                                                                  547,638.45
                                                                                                                ==================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 2001



XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture
             Agreement, at the beginning of the related Collection Period                                            79,445,773.29

          Aggregate Discounted Contract Balance of Additional Contracts acquired
             during Collection Period                                                                                         0.00

          Decline in Aggregate Discounted Contract Balance                                                            2,254,594.74

          Aggregate Discounted Contract Balance, as defined in Indenture                                          ------------------
             Agreement, at the ending of the related Collection Period                                               77,191,178.55
                                                                                                                  ==================

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                     2,212,102.45

              - Principal portion of Prepayment Amounts                                              42,492.29

              - Principal portion of Contracts repurchased under Indenture
                     Agreement Section 4.02                                                               0.00

              - Aggregate Discounted Contract Balance of Contracts that have become
                     Defaulted Contracts during the Collection Period                                     0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added
                     during Collection Period                                                             0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts
                     withdrawn during Collection Period                                                   0.00

                                                                                              -----------------
                                   Total Decline in Aggregate Discounted Contract Balance         2,254,594.74
                                                                                              =================


POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
             at the beginning of the related Collection Period                                                       14,923,395.74

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                0.00

          Decline in Aggregate Discounted Contract Balance                                                              862,526.82

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement,                               ------------------
             at the  ending of the related Collection Period                                                         14,060,868.92
                                                                                                                  ==================

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                       836,561.14

              - Principal portion of Prepayment Amounts                                              25,965.68

              - Principal portion of Contracts repurchased under Indenture Agreement
                      Section 4.02                                                                        0.00

              - Aggregate Discounted Contract Balance of Contracts that have become
                      Defaulted Contracts during the Collection Period                                    0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added
                      during Collection Period                                                            0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts
                      withdrawn during Collection Period                                                  0.00

                                                                                              -----------------
                                   Total Decline in Aggregate Discounted Contract Balance           862,526.82
                                                                                              =================

                                                                                                                  ------------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    91,252,047.47
                                                                                                                  ==================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                             Predecessor
                                                           Discounted                     Predecessor        Discounted
          Lease #        Lessee Name                       Present Value                  Lease #            Present Value
          --------------------------------------------     ---------------------          --------------     ----------------------
                         NONE











                                                           ---------------------                             ----------------------
                                               Totals:             $0.00                                               $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                  $161,410,790.25
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
       & Servicing Agreement Section 7.02                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                NO     X
                                                                                          --------------     --------


          POOL B                                                                                             Predecessor
                                                           Discounted                     Predecessor        Discounted
          Lease #        Lessee Name                       Present Value                  Lease #            Present Value
          --------------------------------------------     ---------------------          --------------     ----------------------
                         NONE

                                                           ------------------                                 -------------------
                                               Totals:             $0.00                                               $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                   $56,843,333.29
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
          SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN
          FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
       & Servicing Agreement Section 7.02                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                NO     X
                                                                                          --------------     --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 2001


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A)
       & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                                  Predecessor
                                                                Discounted                 Predecessor             Discounted
          Lease #     Lessee Name                               Present Value              Lease #                 Present Value
          --------------------------------------------------    -------------------        -----------------       ---------------
          1097-507    ADVANCED HEALTHCARE RESOURCES               $159,644.40              1778-001                 $    48,984.23
          1238-501    WILLIAM F SKINNER, M.D.                     $174,282.67              1777-001                 $   325,671.26
          1505-005    NYDIC MEDICAL VENTURES VII, LLC             $171,682.66              1855-001                 $   153,223.12
          2488-001    HYDRO-TOUCH INC.                            $110,973.88              1949-001                 $    94,307.11
                      CASH                                        $  5,602.11






                                                                -------------------                                ---------------
                                                       Totals:    $ 622,185.72                                      $   622,185.72


          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                               622,185.72
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $161,410,790.25
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                     YES                     NO     X
                                                                                           --------------          --------



          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                            Predecessor
                                                                Discounted                 Predecessor             Discounted
          Lease #     Lessee Name                               Present Value              Lease #                 Present Value
          --------------------------------------------------    -------------------        -----------------       ---------------
                      None









                                                                -------------------                                 ---------------
                                                       Totals:    $       0.00                                      $         0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                        $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                          $56,843,333.29
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
          SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
          FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                     YES                      NO     X
                                                                                           --------------           --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 2001



XV.    POOL PERFORMANCE MEASUREMENTS


1.                               AGGREGATE DISCOUNTED CONTRACT BALANCE
        CONTRACTS DELINQUENT > 90 DAYS                                         TOTAL OUTSTANDING CONTRACTS
        This Month                                           71,402.81         This Month                             91,252,047.47
        1 Month Prior                                       103,362.93         1 Month Prior                          94,369,169.03
        2 Months Prior                                       95,839.17         2 Months Prior                         97,504,863.98

        Total                                               270,604.91         Total                                 283,126,080.48

        a) 3 MONTH AVERAGE                                   90,201.64         b) 3 MONTH AVERAGE                     94,375,360.16

        c) a/b                                                   0.10%


2.      Does a Delinquency Condition Exist (1c > 6% )?
                                                                                          Yes            No            X
                                                                                              -----------        ---------------

3.      Restricting Event Check

        A. A Delinquency Condition exists for current period?                             Yes            No            X
                                                                                              -----------        ---------------
        B. An Indenture Event of Default has occurred and is then continuing?             Yes            No            X
                                                                                              -----------        ---------------

4.      Has a Servicer Event of Default occurred?                                         Yes            No            X
                                                                                              -----------        ---------------


5.      Amortization Event Check

        A. Is 1c  > 8% ?                                                                  Yes            No            X
                                                                                              -----------        ---------------
        B. Bankruptcy, insolvency, reorganization; default/violation of any
             covenant or obligation not remedied within 90 days?                          Yes            No            X
                                                                                              -----------        ---------------
        C. As of any Determination date, the sum of all defaulted contracts
             since the Closing date exceeds 6% of the ADCB on the Closing Date?           Yes            No            X
                                                                                              -----------        ---------------




6.      Aggregate Discounted Contract Balance at Closing Date                             Balance  $  218,254,123.54
                                                                                                  -------------------



        DELINQUENT LEASE SUMMARY

                   Days Past Due                      Current Pool Balance                              # Leases

                         31 - 60                                334,104.42                                    37
                         61 - 90                                702,267.87                                    17
                        91 - 180                                 71,402.81                                    19



        Approved By:
        Lisa J. Cruikshank
        Vice President